UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  March 19, 2010

THE QUIGLEY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349 Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 19, 2010, The Quigley Corporation (the “Corporation”) issued a press release announcing that it will release its fourth quarter and full year 2009 financial results on March 25, 2010, prior to the opening of the stock market, and will host a conference call at 11:00 AM Eastern Time on March 25, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Additionally, the Corporation issued a press release on March 23, 2010, announcing that on March 22, 2010, the Corporation entered into a joint venture with Phosphagenics Limited to develop a wide range of non-prescription remedies for worldwide distribution and sale.  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release dated March 19, 2010
99.2	Press Release dated March 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Quigley Corporation

By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr. Chief Operating Officer

Date: March 23, 2010

EXHIBIT INDEX

No.	Description

99.1	Press Release dated March 19, 2010
99.2	Press Release dated March 23, 2010